UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

ISABELLA BANK CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan		48858-1649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (989) 772-9471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2012, Isabella Bank Corporation issued a press release announcing its results of operations for the three- and nine-month periods ended September 30, 2012. Similarly, on October 25, 2012, the Corporation issued a letter to its shareholders announcing its results of operations for the three- and nine-month periods ended September 30, 2012.

Copies of the press release and shareholder letter are filed as Exhibits 99.1 and 99.2, respectively to this Form 8-K and are incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the registrant under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued October 25, 2012.

99.2	Shareholder letter issued October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Date: October 31, 2012.	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CFO